EXECUTION COPY

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               SECOND AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT

                          Dated as of February 1, 2002

                                  By and Among

                               INFOCROSSING, INC.,

                           DB CAPITAL INVESTORS, L.P.,

                        SANDLER CAPITAL PARTNERS V, L.P.,

                      SANDLER CAPITAL PARTNERS V FTE, L.P.

                       SANDLER TECHNOLOGY PARTNERS, L.P.,

                      SANDLER CO-INVESTMENT PARTNERS, L.P.,

                  Cahill Warnock Strategic Partners Fund, L.P.,

                           Strategic Associates, L.P.,

                   Camden Partners Strategic Fund II-A, L.P.,

                   Camden Partners Strategic Fund II-B, L.P.,

                           THE MANAGEMENT STOCKHOLDERS
                           LISTED ON SCHEDULE A HERETO

                                       and

                         THE NON-MANAGEMENT STOCKHOLDERS
                           LISTED ON SCHEDULE B HERETO
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               SECOND AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT


          SECOND AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT (this "Agreement"), dated as of February 1, 2002 by and among Infocrossing, Inc., a Delaware corporation (the "Company"), DB Capital Investors, L.P. ("DB Capital"), Sandler Capital Partners V, L.P., Sandler Capital Partners V FTE, L.P., Sandler Technology Partners, L.P., Sandler Co-Investment Partners, L.P. (each individually, a "Sandler Entity," and, collectively, the "Sandler Entities"1), Cahill Warnock Strategic Partners Fund, L.P., Strategic Associates, L.P., Camden Partners Strategic Fund II-A, L.P., and Camden Partners Strategic Fund II-B, L.P. (each individually, a "Camden Entity" and, collectively, the "Camden Entities"), the individuals listed on Schedule A hereto (each individually, a "Management Stockholder" and, collectively, the "Management Stockholders") and each of the Persons listed on Schedule B hereto (each, individually a "Non-Management Stockholder" and, collectively, the "Non-Management Stockholders") (each of DB Capital, each Sandler Entity, each Camden Entity, the Management Stockholders and the Non-Management Stockholders is hereinafter referred to as a "Stockholder").


                              W I T N E S S E T H :
                              - - - - - - - - - -


          WHEREAS, the Management Stockholders own shares of Common Stock, $0.01 par value of the Company (the "Common Stock"); and

          WHEREAS, pursuant to the terms of that certain Securities Purchase Agreement dated as of April 7, 2000 (the "Securities Purchase Agreement"), by and between the Company, DB Capital and the Sandler Entities, DB Capital and the Sandler Entities have acquired shares of 8% Series A Cumulative Convertible Participating Preferred Stock, par value $0.01 per share (the "Series A Preferred Stock"), together with warrants (the "Warrants") to purchase Common Stock (the "Warrant Shares"); and

          WHEREAS, on May 10, 2000, the Company, and DB Capital, the Sandler Entities, the Management Stockholders party thereto and the Non-Management Stockholders party thereto (collectively the "Original Stockholders") entered into a Stockholders' Agreement (the "Original Stockholders' Agreement") pursuant to which each of them granted to the others certain rights in connection with the Series A Preferred Stock, Warrants, Warrant Shares and Common Stock then or thereafter owned by them as set forth therein and assumed certain obligations; and

          WHEREAS, on December 10, 2000, the Original Stockholders amended and restated the Original Stockholders' Agreement (the "Existing Stockholders' Agreement"); and

          WHEREAS, the Company has entered into a Securities Purchase Agreement dated as of the Closing Date (the "Camden Purchase Agreement") with the Camden Entities; and

          WHEREAS, pursuant to the terms of the Camden Purchase Agreement, the Company shall have authorized for sale, issue and delivery to the Camden
Entities an aggregate of (x) $10.0 million principal amount of Senior Subordinated Debentures due 2005 (the "Camden Debentures"), together with (y) warrants (the "Initial Camden Warrants") to purchase, initially 2,000,000 shares of Common Stock (the "Initial Camden Warrant Shares") subject to adjustment in accordance with the terms of the Initial Camden Warrants and (z) warrants (the "Additional Camden Warrants" and, together with the Initial Camden Warrants, the "Camden Warrants") to purchase additional shares of Common Stock (the "Additional Camden Warrant Shares" and, together with the Initial Camden Warrant Shares, the "Camden Warrant Shares") (the Series A Preferred Stock, the Warrants, the Warrant Shares, the Camden Debentures, the Camden Warrants, the Camden Warrant Shares and the Common Stock are referred to herein, collectively as the "Securities) ;

          WHEREAS, the Company has entered into a Settlement and Release Agreement dated as of November 6, 2001 (the "Auster Settlement Agreement"), with Charles Auster (the "Exited Stockholder"), pursuant to which the Exited Stockholder has agreed to resign from his positions of President and Chief Executive Officer of the Company;

          WHEREAS, the requisite number of parties to the Existing Stockholders' Agreement have agreed to release the Exited Stockholder from his obligations under the Existing Stockholders' Agreement;

          WHEREAS, the Exited Stockholder has agreed to surrender his rights under the Existing Stockholders' Agreement;

          WHEREAS, the execution and delivery of this Agreement is a condition to the consummation of the transactions contemplated by the Camden Purchase Agreement; and

          WHEREAS, the Company, the Original Stockholders the Camden Entities and the Exited Stockholder wish to amend and restate in its entirety the Existing Stockholders' Agreement as set forth below.


          NOW, THEREFORE, in consideration of the mutual covenants herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend and restate the Existing Stockholders' Agreement as follows:

                                   ARTICLE I

                               CERTAIN DEFINITIONS

          Section 1.1 Certain Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

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                                      -2-

          (a) "Affiliate" means, with respect to (i) the Company, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, the Company; and (ii) the Camden Entities, any current or former members of or any general or limited partners or retired partners of any of the Camden Entities, or any Person or entity that directly or indirectly, through one or more intermediaries, controls, with the general partner of the Camden Entities, the Camden Entities. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          (b) "Applicable Law" means (a) any United States federal, state, local or foreign law, statute, rule, regulation, order, writ, injunction, judgment, decree or permit of any Governmental Authority and (b) any rule or listing requirement of any applicable national stock exchange or listing requirement of any national stock exchange or Commission recognized trading market on which securities issued by the Company or any of the Subsidiaries are listed or quoted.

          (c) "Board of Directors" or "Board" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board.

          (d) "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting and/or non-voting) of such Person's capital stock, whether outstanding on the Original Closing Date or issued after the Original Closing Date, and any and all rights (other than any evidence of indebtedness), warrants or options exchangeable for or convertible into such capital stock.

          (e) "Change of Control" means the occurrence of any of the following events: (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total Voting Capital Stock of the Company or (b) the Company consolidates with, or merges with or into, another Person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with, or merges with or into the Company, in any such event pursuant to a transaction in which the holders of the outstanding Voting Capital Stock of the Company immediately prior to such transaction hold less than 50% of the outstanding Voting Capital Stock of the surviving or transferee company or its parent company immediately after the transaction or immediately after such transaction any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), is the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a "person" or "group" shall be deemed to have "beneficial ownership" of all securities that such "person" or "group" has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more

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                                      -3-

     than 50% of the total Voting Capital Stock of the surviving or transferee company or its parent company immediately after the transaction as applicable or (c) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election by the Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office or (d) any transaction subject to Rule 13e-3 under the Exchange Act if following such Rule 13e-3 transaction a Person owns more than 50% of the total Voting Capital Stock of the Company.

          (f) "Closing Date" means February 1, 2002.

          (g) "Commission" means the United States Securities and Exchange Commission.

          (h) "Exchange Act" means, as of any date, the Securities Exchange Act of 1934, as amended through such date, and the rules and regulations of the Commission promulgated thereunder in effect on such date.

          (i) "Governmental Authority" means (i) any foreign, Federal, state or local court or governmental or regulatory agency or authority, (ii) any arbitration board, tribunal or mediator and (iii) any national stock exchange or Commission recognized trading market on which securities issued by the Company or any of the Subsidiaries are listed or quoted.

          (j) "Holder" means the Person in whose name any of the Securities are registered.

          (k) "Lonstein" means Zach Lonstein.

          (l) "Option Agreements" means each of those certain Option Agreements dated as of the Original Closing Date between each of DB Capital and each of the Sandler Entities, on the one hand, and Lonstein, on the other hand.

          (m) "Original Closing Date" means May 10, 2000.

          (n) "Person" means any individual, partnership, corporation, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or agency or political subdivision thereof, or other entity.

          (o) "Registration Rights Agreement" means the Amended and Restated Registration Rights Agreement, to be dated as of the Closing Date to be entered into by and between the Company, DB Capital, the Sandler Entities, the Camden Entities, and Lonstein.

          (p) "Securities Act" means, as of any date, the Securities Act of 1933, as amended through such date, and the rules and regulations of the Commission promulgated thereunder in effect on such date.

          (q) "Subsidiary" means, with respect to any Person, any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other equity interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other managing authority thereof is at the time owned or controlled, directly or indirectly, by such Person and its Subsidiaries.

          (r)  "Voting   Capital  Stock"  means  with  respect  to  any  Person,
     securities of any class or classes of Capital Stock in such Person ordinarily entitling the holders thereof (whether at all times or at the times that such class of Capital Stock has voting power by reason of the happening of any contingency) to vote in the election of members of the board of directors or comparable governing body of such Person.

                                   ARTICLE II

                               TRANSFER OF SHARES

          Section 2.1 Restrictions. (a) No Stockholder shall sell, assign, pledge, hypothecate, deposit in any voting trust, or in any manner, transfer or dispose of any of the Securities or any right or interest therein, to any Person (each such action, a "Transfer") except as permitted by this Agreement.

          (b) From and after the Closing Date, all certificates representing Securities held by any of the Stockholders shall bear a legend which shall state as follows:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS AGAINST TRANSFER SET FORTH IN A SECOND AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT (THE "STOCKHOLDERS AGREEMENT") DATED AS OF FEBRUARY 1, 2002, AS MAY BE AMENDED FROM TIME TO TIME. A COPY OF SUCH STOCKHOLDERS AGREEMENT HAS BEEN FILED IN THE OFFICE OF THE COMPANY LOCATED AT 2 CHRISTIE HEIGHTS STREET, LEONIA, NEW JERSEY 07605, WHERE THE SAME MAY BE INSPECTED DAILY DURING BUSINESS HOURS.

Notwithstanding the foregoing, any such certificates representing Securities issued prior to the Closing Date and bearing a legend required by the Original Stockholders' Agreement or the Existing Stockholder's Agreement shall not be required to be relegended.

          (c) In addition to the legend required by Section 2.1(b) above, all certificates representing Securities held by any of the Stockholders shall bear a legend which shall state as follows:

     "THE  SECURITIES   REPRESENTED  BY  THIS  CERTIFICATE  HAVE  NOT  BEEN
     REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OTHER THAN PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS."

          (d) Promptly upon execution and delivery of this Agreement, each Stockholder shall deliver to the Secretary of the Company all certificates then held by such Stockholder representing Securities which do not have such legends affixed thereto as are required by this Section 2.1. The Company shall cause such legends to be affixed promptly to each of such certificates and such certificates to be returned promptly to the registered Holder thereof. The Company agrees that it will not cause or permit the Transfer of any Securities to be made on its books unless the Transfer is permitted by this Agreement and has been made in accordance with the terms hereof.

          (e) For so long as any indebtedness under the Camden Debentures remains outstanding, Lonstein shall not make a Transfer of more than 20% of the Securities beneficially owned by him, provided that such Transfer restriction shall not apply to any Transfer made by Lonstein pursuant to Sections 2.2(a)(i),
(ii), (vi), (vii) and (ix) below (a "Permitted Lonstein Transfer").

          Section 2.2 Permitted Transfers. (a) Notwithstanding anything to the contrary contained herein, a Stockholder may at any time effect any of the following Transfers (each a "Permitted Transfer" and each transferee, a "Permitted Transferee"):

          (i) A Stockholder's Transfer of any or all Securities owned by such Stockholder following such Stockholder's death by will or intestacy to such Stockholder's legal representative, heir or legatee.

          (ii) A Stockholder's Transfer of any or all Securities owned by such Stockholder as a gift or gifts during such Stockholder's lifetime to such Stockholder's spouse, children, grandchildren or a trust or other legal entity for the benefit of any Stockholder or any of the foregoing, provided that such Stockholder retains voting control of the Securities so transferred.

          (iii) With respect to the Management Stockholders prior to the second anniversary of the Original Closing Date, any Transfer approved in advance by the Board of Directors.

          (iv) With respect to any Management Stockholder, a Transfer of any or all Securities owned by such Management Stockholder (a) which occurs after the second anniversary of the Original Closing Date and (b) is (i) in any transaction in compliance with Rule 144 under the Securities Act or any successor rule or regulation; provided, however, that, without the consent of the Board of Directors of the Company, no

     Management Stockholder shall Transfer an amount of Securities in any twelve month period which exceeds the number of such Securities which such Management Stockholder could permissibly sell under Rule 144(e)(1) under the Securities Act (whether or not such Management Stockholder is then subject to Rule 144(e)(1)), (ii) in any transaction exempt from the registration requirements of the Securities Act or (iii) pursuant to a registration statement.

          (v) With respect to any of DB Capital, any Sandler Entity, any Camden Entity or any Non-Management Stockholder, a Transfer of any or all Securities owned by it (a) to an Affiliate that has agreed in writing to be bound by the terms and provisions of Section 2.1 and 2.2 to the same extent that such party would be bound if it beneficially owned the Securities transferred to such Affiliate or (b) (i) in any transaction in compliance with Rule 144 under the Securities Act or any successor rule or regulation,
     (ii) in a transaction exempt from the registration requirements of the Securities Act or (iii) pursuant to a registration statement.

          (vi) With respect to any Management Stockholder, any transfer to any Person at any time after the date on which (x) the Company has terminated the employment of such Management Stockholder other than for cause or (y) such Management Stockholder has terminated his employment with the Company for "good reason" as defined in such Management Stockholder's employment agreement or consulting agreement with the Company (or if such Management Stockholder does not have an employment or consulting agreement with the Company or such employment agreement or consulting agreement does not define "good reason", as "good reason" is defined in Lonstein's employment agreement with the Company).

          (vii) A Transfer pursuant to a registered offering of securities which is effected pursuant to rights granted to the transferring Stockholder pursuant to the Registration Rights Agreement.

          (viii) A Transfer by a Stockholder to the Company.

          (ix) A Transfer by Lonstein to DB Capital or any Sandler Entity pursuant to any Option Agreement.

          (b) In any such Transfer referred to above in Section 2.2(a)(i), (ii) or (ix), the Permitted Transferee shall receive and hold such Securities subject to the provisions of this Agreement as if such Permitted Transferee were an original signatory hereto and such Permitted Transferee shall be deemed to be a party to this Agreement.

          (c) Not later than ten (10) days before effecting any Transfer of Securities, the Holder proposing to make such Transfer shall give notice to the Company (with a copy to DB Capital, the Sandler Entities and the Camden Entities) of such proposed Transfer, specifying the method of disposition and the amount of shares to be so Transferred (the "Transfer Notice").

                                  ARTICLE III

                        BOARD OF DIRECTORS OF THE COMPANY

          Section 3.1 Board of Directors. (a) Each Stockholder agrees to vote all of the Securities held by such Stockholder (to the extent all such Securities are entitled to vote) so as to elect and maintain a Board composed of the following: (i) two people designated by Lonstein; provided that so long as Lonstein is the Chief Executive Officer of the Company one such designee shall be Lonstein, (ii) two people designated by DB Capital (the "DB Capital Directors"), (iii) two people designated by the Sandler Entities (the "Sandler Directors") and (iv) not less than three additional directors, each of whom shall be unaffiliated with the Company, designated by mutual consent of Lonstein, DB Capital and the Sandler Entities; provided that, for so long as any indebtedness under the Camden Debentures remains outstanding, the Camden Entities shall have the right to (x) designate one observer to attend and participate (but not vote) in each meeting of the Board of Directors at the Company's reasonable expense; (y) be notified of each regular or special meeting of the Board of Directors concurrently with notification given to the directors of the Company; and (z) receive all materials provided to directors concurrently with delivery to other directors (other than the Company's annual budget and operating plan for each fiscal year which shall be presented to such observer within a reasonable time (but, in no event, no more than five (5) business days) after the Company's management has first presented such budget and operating plan to the Board); provided, further, that, in the event that Lonstein is neither Chief Executive Officer nor Chairman of the Board of the Company, then David Warnock ("Warnock") will (A) be designated as a member of the Board of Directors and (B) be appointed to the nominating committee of the Board of Directors; provided, further, that, notwithstanding anything to the contrary herein, if the Chief Executive Officer of the Company has not been designated as a director of the Company pursuant to clause (i), (ii) or (iii) of this Section 3.1(a), then one of the persons designated as a director pursuant to this clause
(iv) (other than Warnock) shall be the Chief Executive Officer of the Company.

          (b) In the event that any director designated by any Stockholder for any reason ceases to serve as a director during his term of office, the resulting vacancy on the Board shall be filled by a director designated by such Stockholder.

          Section 3.2 Election. Promptly upon the execution and delivery of this Agreement, the Stockholders shall take all such action as may be necessary (including, but not limited to, the removal of directors).

                                   ARTICLE IV

                                CERTAIN DECISIONS

          Section 4.1 Series A Preferred Stock Directors Approval. The following acts, expenditures, decisions and obligations made or incurred by the Company shall require the prior written approval of the DB Capital Directors and the Sandler Directors:

          (a) the hiring or termination of any senior officers of the Company or any Subsidiary including, without limitation, with respect to the Company and Infocrossing,

     Inc., the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, President or any officer reporting directly to the President, or Chief Executive Officer and, with respect to any other Subsidiary, the Chief Executive Officer, Chief Operating Officer or President;

          (b) approval of the Company's annual business plan, operating budget and capital budget;

          (c) any capital expenditure or series of related capital expenditures by the Company or any Subsidiary to the extent (i) not otherwise included in the approved annual capital budget or (ii) such expenditure or series of expenditures would cause, together with all other capital expenditures to such time, the Company's capital budget to be exceeded by $250,000 in the aggregate;

          (d) in a single transaction or series of related transactions, the consolidation or merger with or into, or sale, assignment, transfer, lease, conveyance or disposal of all or substantially all of the Company's assets to, any Person; the agreement to any plan of recapitalization; consent to, approval or recommendation of any tender offer for any class or series of the Company's Capital Stock or consent to, approval or recommendation of any Change of Control of, or action which is expected to result in a Change of Control of, the Company; or adoption of a plan of liquidation or the making of any payments in liquidation or with respect to the winding up of the Company;

          (e) the authorization or creation of, modification of the terms of or, increase in the authorized amount of any class or series of equity securities of the Company or the issuance or sale of any equity securities or any equity securities which are convertible or exchangeable into or exercisable for any equity securities of the Company, other than (i) compensatory or incentive stock options (or any shares of Common Stock issued upon the exercise thereof) issued pursuant to employee stock option plans of the Company which have been approved by the Board of Directors of the Company, (ii) issuances of Common Stock to employees, officers, directors and consultants of the Company, pursuant to employee benefit plans approved by the Board of Directors of the Company, or (iii) shares of Common Stock issued upon (x) the conversion of the Series A Preferred Stock or (y) the exercise of the Warrants or Camden Warrants.

          (f) the making, or permitting of any of the Subsidiaries to make, any acquisition or divestiture in which the total consideration exceeds $5,000,000;

          (g) incurring, guaranteeing or otherwise incurring or assuming any obligations or any indebtedness for borrowed money or capitalized leases (other than indebtedness of the Company to any of its wholly owned
     Subsidiaries or of any Subsidiary of the Company to the Company or any wholly owned Subsidiary of the Company) (other than trade payables in the ordinary course of business) in excess of $2,500,000 in the aggregate;

          (h) entering into any transaction with (including, without limitation, the purchase, lease or sale of any property of the rendering of or contracting for any services) with any Affiliate (other than a wholly owned Subsidiary) of the Company; provided, that the Company may issue options or shares of Common Stock to Affiliates (other than wholly owned Subsidiaries) of the Company to the extent such options or shares are issued pursuant to the terms of employee benefit plans approved by the Board of Directors of the Company; and

          (i) increasing the number of options, shares of Common Stock, or other securities which may be granted under, or which are subject to or underlie any employee benefits plan of the Company or any Subsidiary, including, without limitation, any stock option plan, stock incentive plan, restricted stock plan, stock appreciation rights plan, phantom stock plan or other similar plan.

          Section 4.2 Certain Actions. Each Stockholder hereby agrees to take all such action as may be required to give effect to Section 4.1, including, but not limited to, the adoption by the Board of Directors of the Company of resolutions giving effect to such Section, and shall take all such action as may be necessary (including the removal of directors) to cause any Person designated by such Stockholder as a director pursuant to Article III hereof and cause such resolutions to be adopted.

          Section 4.3 Issuance of Camden Warrants. Each of DB Capital, each Sandler Entity and Lonstein, severally and jointly, covenants and agrees to vote, or cause the vote of, all shares of Voting Capital Stock of the Company and other voting securities of the Company and which such Person has voting control, and will take all other necessary or desirable actions within his, her or its control as a Stockholder of the Company (and not in any other capacity) to approve the issuance of all Camden Warrants in accordance with the terms thereof.

                                   ARTICLE V

                       RIGHT OF CO-SALE; PREEMPTIVE RIGHTS

          Section 5.1 Co-Sale. (a) For so long as any indebtedness under the Camden Debentures remains outstanding and Lonstein is either the Chief Executive Officer or Chairman of the Board of Directors of the Company, if Lonstein proposes to sell Securities other than pursuant to a Permitted Lonstein
Transfer, each of the Camden Entities shall have the right (the "Co-Sale Right"), exercisable upon written notice to the Company within ten (10) days following receipt of the Transfer Notice, to participate in Lonstein's proposed Transfer of Securities pursuant to the specified terms and conditions set forth in the Transfer Notice, provided that, Lonstein shall be permitted to sell up to 50,000 shares of Common Stock per year without giving such Transfer Notice to the Camden Entities. To the extent that any of the Camden Entities exercises such Co-Sale Right in accordance with the terms and conditions set forth below, the number of Camden Warrant Shares which such Camden Entity may transfer in such Transfer shall be subject to the following terms and conditions (and the number of Securities proposed to be sold by Lonstein shall be correspondingly reduced):

          (i) Calculation of Shares. Each of the Camden Entities may transfer all or any part of that number of Camden Warrant Shares then held by such Camden Entity equal to the product obtained by multiplying (x) the aggregate number of shares of

     Common Stock covered by the Transfer Notice by (y) a fraction, the numerator of which is the number of Camden Warrant Shares then held by such Camden Entity (assuming the exercise of all the Camden Warrants) and the denominator of which is the total number of Camden Warrant Shares plus the number of shares of Common Stock then held by Lonstein on a fully-diluted basis (the "Co-Sale Shares").

          (ii) Delivery of Certificates. Each of the Camden Entities may effect their participation in the Transfer by delivering to Lonstein for transfer to the Permitted Transferee one or more certificates, properly endorsed for transfer, which represent the number of Co-Sale Shares which such Camden Entities elect to be subject to such Transfer.

          (b) The certificates which the Camden Entities deliver to Lonstein pursuant to Section 5.1(a)(ii) shall be delivered by Lonstein to the Permitted Transferee in consummation of the Transfer pursuant to the terms and conditions specified in the Transfer Notice, and Lonstein shall promptly thereafter remit that portion of any proceeds to which the Camden Entities are entitled by reason of their participation in such Transfer.

          (c) The exercise or non-exercise of the rights of any of the Camden Entities hereunder to participate in one or more Transfers made by Lonstein shall not adversely affect their rights to participate in subsequent Transfers made by Lonstein to the extent of their remaining holdings of Camden Warrant Shares.

          (d) Any transferee or assignee of any Securities (including Camden Warrants and Camden Warrant Shares), regardless or whether the Transfer or assignment was made in compliance with this Agreement, shall receive and hold such Securities subject to all of the provisions and restrictions of Articles II and III.

          Section 5.2 Preemptive Rights. (a) The Company hereby grants to the Camden Entities the right to purchase, pro rata, "New Securities" (as defined in this Section 5.2) that the Company may, from time to time propose to sell and issue (such right, the "Preemptive Rights"). Such pro rata share, for purposes of such Preemptive Rights, is equal to the product obtained by multiplying (x) the aggregate number of New Securities to be issued by (y) a fraction, the numerator of which is the number of Camden Warrant Shares then held by the Camden Entities and the denominator of which is the total number of shares of Common Stock then outstanding on a fully-diluted basis. Such Preemptive Rights shall be subject to the following provisions:

          (b)  "New   Securities"   shall  be  Common  Stock  (or  any  security
convertible into Common Stock) issued by the Company after the date of this Agreement, other than shares of Common Stock issued or issuable:

          (i) to officers, directors or employees of, or consultants to, the corporation pursuant to a stock grant, stock option, restricted stock purchase agreement, stock appreciation right, option plan, purchase plan or other employee stock incentive program or agreement, in each case, where the grant of such options is approved by the Board of Directors ;

          (ii) upon conversion of shares of the Series A Preferred Stock;

          (iii) upon the exercise of (x) Warrants and/or (y) Camden Warrants;

          (iv) (x) as a dividend or other distribution on the Series A Preferred Stock or (y) as a paid in kind interest payment made pursuant to the Camden Debentures;

          (v) pursuant to an underwritten public offering;

          (vi) pursuant to a consolidation of the Company with, or merger of the Company into, any other Person, or in case of any merger of another Person into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), or in case of any sale, conveyance or transfer of all or substantially all the assets of the Company;

          (vii) to customers and suppliers of the Company; provided that such issuance is approved by a majority of the -------- Board of Directors;

          (viii) to banks, savings and loan associations, equipment lessors or other similar lending institutions in connection with such entities providing working capital credit facilities or equipment financing to the Company; provided that such arrangements are approved by a majority of the Board of Directors; and

          (ix) in any stock split, stock dividend, or like recapitalization.

          (c) In the event that the Company proposes to undertake an issuance of New Securities, it shall give the Camden Entities written notice of its intention, describing the price and the general terms upon which the Company proposes to issue the same. The Camden Entities shall have thirty (30) days after receipt of such notice to agree to purchase up to their pro rata share of such New Securities (determined pursuant to Section 5.2(a)) at the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

          (d) Whether or not any of the Camden Entities exercise their respective Preemptive Rights within the thirty (30) day period specified above, the Company shall have ninety (90) days thereafter to sell (or enter into an agreement pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within ninety (90) days from the date of said agreement) the New Securities at a price and upon terms no more favorable to the purchasers thereof than specified in the Company's notice. In the event the Company has not sold the New Securities within such 90-day period (or sold and issued New Securities in accordance with the foregoing within ninety (90) days from the date of such agreement) the Company shall not thereunder issue or sell any New Securities without first offering such New Securities to the Camden Entities in the manner provided above. The closing of the sale of New Securities to the Camden Entities and other purchasers shall occur simultaneously.

          (e) The Preemptive Rights shall terminate at such time as the Camden Entities cease to own, in aggregate, Camden Warrants to purchase at least 1,000,000 Camden Warrant Shares, subject to adjustment in connection with a stock split, stock dividend or like recapitalization.

                                   ARTICLE VI

                                  MISCELLANEOUS

          Section 6.1 Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior arrangements or understandings (whether written or oral) with respect thereto.

          Section 6.2 Captions. The Article and Section captions used herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

          Section 6.3 Counterparts. For the convenience of the parties, any number of counterparts of this Agreement may be executed by the parties hereto and each such executed counterpart shall be deemed to be an original instrument.

          Section 6.4 Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be validly given, made or served, if in writing and delivered by personal delivery, overnight courier, telecopier or registered or certified mail, return-receipt requested and postage prepaid addressed as follows:

                  If to the Company, to:

                           Infocrossing, Inc.
                           2 Christie Heights Street
                           Leonia, New Jersey 07605

                           Attention:  Zach Lonstein, Chief Executive Officer
                           Tel.:    (201) 840-4717
                           Fax:     (201) 840-7216

                  With a copy to:

                           White & Case LLP
                           1155 Avenue of the Americas
                           New York, New York 10036

                           Attention:  S. Ward Atterbury, Esq.
                           Tel.:    (212) 819-8331
                           Fax:     (212) 354-8113

                  if to DB Capital, to:

                           c/o DB Capital Partners, L.P.
                           31 West 52nd Street
                           26th Floor
                           New York, New York  10019

                           Attention:  Tyler T. Zachem, Managing Director
                           Tel.:    (646) 324-2415
                           Fax:     (646) 324-7842

                  With a copy to:

                           White & Case LLP
                           1155 Avenue of the Americas
                           New York, New York  10036

                           Attention:  S. Ward Atterbury, Esq.
                           Tel.:    (212) 819-8331
                           Fax:     (212) 354-8113

                  if to the Sandler Entities, to:

                           c/o Sandler Capital Management
                           767 Fifth Avenue, 45th Floor
                           New York, New York  10153

                           Attention:  Rich Keller, Managing Director
                           Tel:     (212) 754-8100
                           Fax:     (212) 826-0280

                  if to the Camden Entities, to:

                           c/o Camden Partners, Inc.
                           One South Street, Suite 2150
                           Baltimore, Maryland  21202

                           Attention:  David Warnock
                           Tel:     (410) 895-3800
                           Fax:     (410) 895-3805

                  With a copy to:

                           Wilmer Cutler & Pickering
                           100 Light Street
                           13th Floor
                           Baltimore, Maryland  21202

                           Attention:  Jay Watkins, Esq.
                           Tel:     (410) 986-2800
                           Fax:     (410) 986-2828

               if to any of the Management Stockholders or Non-Management Stockholders, to the addresses set forth on the books and records of the Company.

or to such other address as any such party hereto may, from time to time, designate in writing to all other parties hereto, and any such communication shall be deemed to be given, made or served as of the date so delivered or, in the case of any communication delivered by mail, as of the date so received.

          Secton 6.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company, the Stockholders and their respective heirs, devisees, legal representatives, successors, permitted assigns and other permitted transferees. The rights of a Stockholder under this Agreement may not be assigned or otherwise conveyed by any Stockholder except in connection with a Transfer of shares which is in compliance with this Agreement.

          Section 6.6 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO SUCH STATE'S CHOICE OF LAW PROVISIONS.

          Section 6.7 Submission to Jurisdiction. (a) Each of the parties hereto hereby irrevocably acknowledges and consents that any legal action or proceeding brought with respect to any of the obligations arising under or relating to this Agreement may be brought in the courts of the State of New York or in the United States District Court for the Southern District of New York, as the party bringing such action or proceeding may elect, and each of the parties hereto hereby irrevocably submits to and accepts with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Subject to Section 6.7(b), the foregoing shall not limit the rights of any party to serve process in any other manner permitted by law. The foregoing consents to jurisdiction shall not constitute general consents to service of process in the State of New York for any purpose except as provided above and shall not be deemed to confer rights on any Person other than the respective parties to this Agreement.

          (b) Each of the parties hereto hereby waives any right it may have under the laws of any jurisdiction to commence by publication any legal action or proceeding with respect to this Agreement. To the fullest extent permitted by Applicable Law, each of the parties hereto hereby irrevocably waives the objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement in any of the courts referred to in Section 6.7(a) and hereby further irrevocably waives any claim that any such court is not a convenient forum for any such suit, action or proceeding.

          (c) The parties hereto agree that any judgment obtained by any party hereto or its successors or assigns in any action, suit or proceeding referred to above may, in the discretion of such party (or its successors or assigns), be enforced in any jurisdiction, to the extent permitted by Applicable Law.

          (d) The parties hereto agree that the remedy at law for any breach of this Agreement may be inadequate and that should any dispute arise concerning the sale or disposition of any shares or the voting thereof or any other similar matter hereunder, this Agreement shall be enforceable in a court of equity by an injunction or a decree of specific performance. Such remedies shall, however, be cumulative and nonexclusive, and shall be in addition to any other remedies which the parties hereto may have.

          (e) The parties hereto agree that the prevailing party or parties, as the case may be, in any action, suit, arbitration or other proceeding arising out of or with respect to this Agreement or the transactions contemplated hereby shall be entitled to reimbursement of all costs of litigation, including reasonable attorneys' fees, from the non-prevailing party. For purposes of this
Section 6.7(e), each of the "prevailing party" and the "non-prevailing party" in any action, suit, arbitration or other proceeding shall be the party designated as such by the court, arbitrator or other appropriate official presiding over such action, suit, arbitration or other proceeding, such determination to be made as a part of the judgment rendered thereby.

          Section 6.8 Benefits Only to Parties. Nothing expressed by or mentioned in this Agreement is intended or shall be construed to give any Person, other than the parties hereto and their respective successors or permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and permitted assigns, and for the benefit of no other Person.

          Section 6.9 Termination. This Agreement shall terminate upon the happening of any one of the following events:

          (a) with respect to all parties, the voluntary or involuntary dissolution of the Company;

          (b) with respect to DB Capital and the Sandler Entities only, upon each of DB Capital and the Sandler Entities ceasing to hold at least 25% of the shares of Common Stock (calculated assuming the conversion of the Series A Preferred Stock and the exercise of the Warrants) held by DB Capital or the Sandler Entities, as the case may be, on the Original Closing Date;

          (c) with respect to the Camden Entities only, upon the Camden Entities ceasing to own, in aggregate, Camden Warrants to purchase at least 1,000,000 Camden Warrant Shares, subject to adjustment in connection with a stock split, stock dividend or like recapitalization and there ceasing to be any indebtedness outstanding under the Camden Debentures; and (d) with respect to all parties, upon the occurrence of the events specified in clauses (b) and (c) of this Section 6.5.

          Section 6.10 Sunset Provisions. (a) On the date on which Lonstein ceases to hold at least 50% of the shares of Common Stock (calculated assuming the exercise of all vested in-the-money stock options) held by Lonstein on the Original Closing Date, then the number of persons whom Lonstein shall have the right to designate to serve as directors of the Company under Section 3.1(a)(i) shall be reduced to one. On the date on which Lonstein ceases to hold at least 25% of the shares of Common Stock (calculated assuming the exercise of all vested in-the-money stock options) held by Lonstein on the Original Closing Date, Lonstein's right to designate Persons to serve as directors of the Company under Section 3.1(a)(i) and 3.1(a)(iv) shall terminate as of such date.

          (b) Upon the date on which DB Capital ceases to hold at least 25% of the shares of Common Stock (calculated assuming the conversion of the Series A Preferred Stock and the exercise of the Warrants) held by DB Capital on the Original Closing Date, then DB Capital's right to designate Persons to serve as directors of the Company under Section 3.1(a)(ii) and 3.1(a)(iv) and DB
Capital's right to approve the actions specified under Section 4.1 shall terminate as of such date.

          (c) Upon the date on which the Sandler Entities and/or Sandler Capital Partners V FTE, L.P. cease to hold at least 25% of the shares of Common Stock (calculated assuming the conversion of the Series A Preferred Stock and the exercise of the Warrants) held by the Sandler Entities on the Original Closing Date, then the Sandler Entities' right to designate Persons to serve as directors of the Company under Section 3.1(a)(iii) and 3.1(a)(iv) and the Sandler Entities' right to approve the actions under Section 4.1 shall terminate as of such date.

          (d) Upon the date on which any indebtedness under the Camden Debentures ceases to remain outstanding, the Camden Entities' (i) rights to maintain an observer role or serve as a director of the Company under Section 3.1(a)(iv) and (ii) Co-Sale Right pursuant to Section 5.1 shall terminate as of such date. Upon the date on which the Camden Entities cease to own, in aggregate, Camden Warrants to purchase at least 1,000,000 Camden Warrant Shares, subject to adjustment in connection with a stock split, stock dividend or like recapitalization, the Camden Entities' Preemptive Rights pursuant to Section 5.2 shall terminate as of such date.

          Section 6.11 Publicity. Except as otherwise required by Applicable Laws, none of the parties hereto shall issue or cause to be issued any press release or make or cause to be made any other public statement in each case relating to or connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of DB Capital, a majority in interest of the Sandler Entities, a majority of interest of the Camden Entities (for so long as any indebtedness under the Camden Debentures remains outstanding) and the Company to the contents and the manner of presentation and publication thereof.

          Section 6.12 Amendments; Waivers. No provision of this Agreement may be amended, modified or waived without approval of DB Capital, a majority in interest of the Sandler Entities, a majority in interest of the Camden Entities (for so long as any indebtedness under the Camden Debentures remains outstanding), the Company, 66-2/3% in interest of the Management Stockholders (calculated based on ownership of Common Stock) and 66-2/3% in interest of the Non-Management Stockholders (calculated based on ownership of Common Stock); provided that no such amendment or waiver of a provision of this Agreement which adversely affects the rights of any Stockholder in a manner that does not adversely affect all other Stockholders equally may be made without such Stockholder's consent; provided that (x) the Management Stockholders shall be considered as a group with the determination by the holders of 66-2/3% of the outstanding shares of Common Stock held by the Management Stockholders to be binding on all Management Stockholders and (y) the Non-Management Stockholders shall be considered as a group with the determination by the holders of 66-23% of the outstanding shares of Common Stock held by the Non-Management
Stockholders to be binding on all Non-Management Stockholders; provided, further, that in no circumstances shall Article III or Article IV be amended, modified, waived or repealed without the express written consent of DB Capital and the Sandler Entities.

          Section 6.13 Effectiveness. This Agreement shall become effective upon the execution and delivery of this Agreement by each of DB Capital, the Sandler Entities, the Camden Entities, Lonstein, 66-2/3% of the Management Stockholders (including, without limitation, Lonstein) and 66-2/3% of the Non-Management Stockholders.

          Section 6.14 No Inconsistent Agreements. Each Stockholder hereby covenants and agrees that neither it nor any of its Affiliates shall enter into any voting agreement or grant a proxy or power of attorney with respect to the Securities it beneficially owns which is inconsistent with this Agreement.

          Section 6.15 Exited Stockholder. The Exited Stockholder hereby agrees to surrender his rights under the Existing Stockholders' Agreement and agrees that he shall have no rights under this Agreement.


                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.



                       INFOCROSSING, INC.



                       By:
                            --------------------------------
                            Name:   Zach Lonstein
                            Title:  Chief Executive Officer



                       DB CAPITAL INVESTORS, L.P.

                          By:  DB Capital Partners, L.P.,
                               its general partner
                          By:  DB Capital Partners, Inc.,
                               its general partner



                       By:
                            --------------------------------
                            Name:
                            Title:



                                    Signature Page to the Stockholders Agreement

                       SANDLER CAPITAL PARTNERS V, L.P.

                          By:  Sandler Investment Partners, L.P.,
                               General Partner
                          By:  Sandler Capital Management,
                               General Partner
                          By:  MJDM Corp., a General Partner



                       By:
                            --------------------------------
                            Name:       Moira Mitchell
                            Title:      President



                       SANDLER CAPITAL PARTNERS V FTE, L.P.

                          By:  Sandler Investment Partners, L.P.,
                               General Partner
                          By:  Sandler Capital Management,
                               General Partner
                          By:  MJDM Corp., a General Partner


                       By:
                            --------------------------------
                            Name:       Moira Mitchell
                            Title:      President

                       SANDLER TECHNOLOGY PARTNERS, L.P.

                          By:  Sandler Investment Partners, L.P.,
                               General Partner
                          By:  Sandler Capital Management,
                               General Partner
                          By:  MJDM Corp., a General Partner



                       By:
                            --------------------------------
                            Name:       Moira Mitchell
                            Title:      President


                                    Signature Page to the Stockholders Agreement

                       SANDLER CO-INVESTMENT PARTNERS, L.P.

                         By:   Sandler Capital Management,
                               General Partner
                         By:   MJDM Corp., a General Partner



                       By:
                            --------------------------------
                            Name:       Moira Mitchell
                            Title:      President



                                    Signature Page to the Stockholders Agreement

                       CAMDEN PARTNERS STRATEGIC FUND II-A, L.P.



                       By:  Camden Partners Strategic II, LLC,
                            its General Partner



                       By:
                            --------------------------------
                            Name:       David L. Warnock
                            Title:      Managing Member



                       CAMDEN PARTNERS STRATEGIC FUND II-B, L.P.




                       By:  Camden Partners Strategic II, LLC,
                            its General Partner



                       By:
                            --------------------------------
                            Name:       David L. Warnock
                            Title:      Managing Member



                       CAHILL, WARNOCK STRATEGIC PARTNERS FUND, L.P.




                       By:  Camden Partners Strategic II, LLC,
                            its General Partner



                       By:
                            --------------------------------
                            Name:       David L. Warnock
                            Title:      Managing Member




                                    Signature Page to the Stockholders Agreement

                       STRATEGIC ASSOCIATES, L.P.





                       By:  Camden Partners Strategic II, LLC,
                            its General Partner



                       By:
                            --------------------------------
                            Name:       David L. Warnock
                            Title:      Managing Member




                                    Signature Page to the Stockholders Agreement

                       MANAGEMENT STOCKHOLDERS



                       -------------------------------------
                       Name:    Zach Lonstein



                       -------------------------------------
                       Name:    Robert Wallach



                       -------------------------------------
                       Name:    Thomas Laudati



                       -------------------------------------
                       Name:    Kenneth DiSessa



                       -------------------------------------
                       Name:    Nicholas J. Letizia



                       -------------------------------------
                       Name:    Garry Lazarewicz



                       -------------------------------------
                       Name:    John C. Platt





                                    Signature Page to the Stockholders Agreement

                       EXITED STOCKHOLDER


                       -------------------------------------
                       Name:    Charles Auster
                       Signed solely for the purpose of acknowledgment of Section 6.15 above.



                                    Signature Page to the Stockholders Agreement

                       NON-MANAGEMENT STOCKHOLDERS



                       PRICE FAMILY LIMITED PARTNERS



                       By:
                            --------------------------------
                            Name:
                            Title:



                       BENAKE, L.P.



                       By:
                            --------------------------------
                            Name:
                            Title:




                                    Signature Page to the Stockholders Agreement

Management Stockholders:

   Zach Lonstein
   Robert Wallach
   Thomas Laudati
   Kenneth DiSessa
   Nicholas J. Letizia
   Garry Lazarewicz
   John C. Platt

Non-Management Stockholders:

   Price Family Limited Partners
   Benake, L.P.

                                TABLE OF CONTENTS


                                                                            Page

ARTICLE I         CERTAIN DEFINITIONS.........................................2

  Section  1.1    Certain Definitions.........................................2

ARTICLE II        TRANSFER OF SHARES..........................................5

  Section  2.1    Restrictions................................................5
  Section  2.2    Permitted Transfers.........................................6

ARTICLE III       BOARD OF DIRECTORS OF THE COMPANY...........................8

  Section  3.1    Board of Directors..........................................8
  Section  3.2    Election....................................................8

ARTICLE IV        CERTAIN DECISIONS...........................................8

  Section  4.1    Series A Preferred Stock Directors Approval.................8
  Section  4.2    Certain Actions............................................10
  Section  4.3    Issuance of Camden Warrants................................10

ARTICLE V         RIGHT OF CO-SALE; PREEMPTIVE RIGHTS........................10

  Section  5.1    Co-Sale....................................................10
  Section  5.2    Preemptive Rights..........................................11

ARTICLE VI        MISCELLANEOUS..............................................13

  Section  6.1    Entire Agreement...........................................13
  Section  6.2    Captions...................................................13
  Section  6.3    Counterparts...............................................13
  Section  6.4    Notices....................................................13
  Section  6.5    Successors and Assigns.....................................15
  Section  6.6    GOVERNING LAW..............................................15
  Section  6.7    Submission to Jurisdiction.................................15
  Section  6.8    Benefits Only to Parties...................................16
  Section  6.9    Termination................................................16
  Section  6.10   Sunset Provisions..........................................17
  Section  6.11   Publicity..................................................17
  Section  6.12   Amendments; Waivers........................................18
  Section  6.13   Effectiveness..............................................18
  Section  6.14   No Inconsistent Agreements.................................18
  Section  6.15   Exited Stockholder.........................................18

SCHEDULE A - Management Stockholders
SCHEDULE B - Non-Management Stockholders